                                  EXHIBIT 99.1

The following certification is provided by the undersigned Chief Executive Officer of First Busey Corporation on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                  CERTIFICATION

I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Report of First Busey Corporation on Form 10-Q for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of First Busey Corporation as of and for the periods covered by the Report.



                                        /s/ Douglas C. Mills
                                        --------------------

                                        Douglas C. Mills
                                        Chair of the Board and Chief Executive
                                        Officer


Date:  November 14, 2002




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